Exhibit 10

Amended and Restated Joint Filing Statement

This Amended and Restated Joint Filing Statement (this “Agreement”) amends and restates the Joint Filing Statement, dated April 17, 2020 by and among Navigation Capital Partners II, L.P., NCP General Partner II, LLC, Lawrence E. Mock, John S. Richardson, and Stratos Management Systems Holdings, LLC. We, the undersigned, hereby express our agreement that the attached Schedule 13D is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934. This Agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

[Signature Page Follows]

Date: January 26, 2021	Navigation Capital Partners II, L.P.

By: NCP General Partner II, LLC, its general partner

	Signature:	/s/ Lawrence E. Mock
	Name:	Lawrence E. Mock
	Title:	Manager

NCP General Partner II, LLC

	Signature:	/s/ Lawrence E. Mock
	Name:	Lawrence E. Mock
	Title:	Manager

Lawrence E. Mock

	Signature:	/s/ Lawrence E. Mock

John S. Richardson

Signature:	/s/ John Richardson

Stratos Management Systems Holdings, LLC

Signature:	/s/ Lawrence E. Mock
Name:	Lawrence E. Mock
Title:	Chief Executive Officer and
President

Navigation Capital Partners, Inc.

Signature:	/s/ Lawrence E. Mock
Name:	Lawrence E. Mock
Title:	Managing Partner

SPAC Opportunity Partners, LLC

Signature:	/s/ Lawrence E. Mock
Name:	Lawrence E. Mock
Title:	Manager

SPAC Opportunity Partners Investment Sub, LLC

Signature:	/s/ Lawrence E. Mock
Name:	Lawrence E. Mock
Title:	Manager